UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Intervoice, Inc. (“Intervoice”) and Michael J. Polcyn, Senior Vice President Engineering and Chief Technology Officer of Intervoice, entered into a First Amendment to Employment Agreement (the “First Amendment”) on August 17, 2007. The First Amendment was entered into at Mr. Polcyn’s request. The First Amendment, which is effective as of July 16, 2007, amends that certain Employment Agreement, effective March 1, 2007, by and between Intervoice and Mr. Polcyn. The First Amendment reduces Mr. Polcyn’s normal work schedule to 32 hours per week and reduces his annual base salary by fifty percent (50%). This summary is qualified in its entirety by reference to the First Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibit Title
10.1	First Amendment to Employment Agreement, effective as of July 16, 2007, amending that certain Employment Agreement between Intervoice and Michael J. Polcyn.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President and General Counsel

Date: August 21, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
10.1	First Amendment to Employment Agreement, effective as of July 16, 2007, amending that certain Employment Agreement between Intervoice and Michael J. Polcyn.